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                                 EXHIBIT 10.5

                     MDU COMMUNICATIONS INTERNATIONAL, INC.

                      Series A Convertible Preferred Stock


                             REGISTRATION AGREEMENT

                                                                January 28, 2000
Haywood Securities Inc.
11th Floor Commerce Place
400 Burrard Street
Vancouver, B.C.
Canada V6C 3A6

AS AGENT FOR THE SUBSCRIBERS LISTED ON EXHIBIT A

Ladies and Gentlemen:

         MDU Communications International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (such issuance and sale, the "Initial Placement") to the parties listed on the attached EXHIBIT A (the "Holders") for whom you are acting as agent (the "Agent") in connection with the purchase and sale of an aggregate of 3,090,000 shares of the Company's Series A Convertible Preferred Stock, par value $0.001 ("Series A Shares"). The Series A Shares will be convertible into shares of the Company's Common Stock pursuant to the Certificate of Designations (the "Certificate of Designations") with respect to the Series A Shares attached hereto as EXHIBIT B. As consideration for your agreement to act as the Agent, the Company has also agreed to issue you Series A Shares (the "Agent Shares") and warrants (the "Agent Warrants") which are convertible into the Company's Common Stock. As an inducement to you to purchase the Series A Shares on behalf of the Holders and to accept the Agent Shares and the Agent Warrants, the Company agrees with you, (i) for your benefit, and (ii) for the benefit of the Holders as to the Series A Shares and the Common Stock issuable upon conversion of the Series A Shares, as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

     "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "AFFILIATE" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the

                                     D-1

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direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

     "AGENT" has the meaning set forth in the preamble hereto.

     "AGENT SHARES" has the meaning set forth in the preamble hereto.

     "AGENT WARRANTS" has the meaning set forth in the preamble hereto.

     "CERTIFICATE OF DESIGNATIONS" has the meaning set forth in the preamble hereto.

     "CLOSING DATE" means January 31, 2000.

     "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Series A Shares. Unless the context otherwise requires, "Common Stock" as used herein refers to the Common Stock issuable upon conversion of the Series A Shares and the Agent Shares, and upon exercise of the Agent Warrants.

     "DTC" has the meaning set forth in Section 3(k) hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "HOLDER" means the persons listed on EXHIBIT A, the Agent and their permitted transferees.

     "MAJORITY HOLDERS" means the Holders of a majority of the then outstanding aggregate principal amount of Common Stock registered under a Shelf Registration Statement; provided that Common Stock which has been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

     "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of EXHIBIT C hereto.

     "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Common Stock covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

     "RULE 144" means Rule 144 (or any successor provision) under the Act.

     "SEC" means the Securities Exchange Commission.

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     "SERIES A SHARES" has the meaning set forth in the preamble hereto.

     "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

     "SHELF REGISTRATION PERIOD" has the meaning set forth in Section 2(c) hereof.

     "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers all of the Common Stock issuable upon conversion of the Series A Shares and the Agent Shares, and upon exercise of the Agent Warrants, on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

     "SUSPENSION PERIOD" has the meaning set forth in Section 2(d) hereof.

     All references in this Agreement to financial statements and schedules and other information which is "contained", "included", or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

     2. CANADIAN REGISTRATION AND U.S. SHELF REGISTRATION STATEMENT. (a) As soon as practicable following the Closing Date, the Company shall (a) prepare and file a preliminary prospectus and a (final) prospectus, and use reasonable commercial efforts to obtain receipts for each such prospectus, in British Columbia and all other provinces of Canada in which persons purchasing the Series A Shares on the Closing Date are resident, to qualify for distribution, and (b) file with the SEC, and thereafter use reasonable commercial efforts to obtain effectiveness of, the Shelf Registration Statement under the Act covering resales of the Common Stock. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, if required by the Act, the Exchange Act or the SEC.

          (b) (1) Not less than 30 calendar days prior to the effectiveness of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Common Stock issuable upon conversion of the Series A Shares. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Common Stock at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for responses set forth therein; PROVIDED, HOWEVER, that Holders shall

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have at least 20 calendar days from the date on which the Notice and
Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

               (2) After the Shelf Registration Statement has become effective, the Company shall, upon the request of any Holder of Common Stock that has not returned a completed Notice and Questionnaire, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Common Stock until such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Company is otherwise amending the Shelf Registration Statement. In such case the Company will include such Holder as a selling shareholder in the amendment to the Shelf Registration Statement.

          (c) The Company shall keep the Shelf Registration Statement continuously effective under the Act, in order to permit the Prospectus forming part thereof to be usable by all Holders until the earliest of (i) one year from the Qualification Date (as defined in the Certificate of Designations), (ii) the date on which all the Common Stock issuable upon conversion of the Series A Shares may be sold by non-affiliates ("affiliates" for such purpose having the meaning set forth in Rule 144) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Act, and (iii) the date as of which all the Common Stock has been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company will, subject to
Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period; subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act; and, comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

          (d) The Company may suspend the use of the Prospectus for a period not to exceed 60 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period (the "Suspension Period") for valid business reasons, to be determined by the Company in its sole reasonable judgment (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided that the Company promptly thereafter complies with the requirements of
Section 3(j) hereof, if applicable. The Company shall provide notice to the Holders of a Suspension Period as required under Section 3(c)(1)(iv) hereof.

     3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

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          (a) The Company shall furnish to you, not less than 5 business days prior to the filing thereof with the SEC, a copy of any Shelf Registration Statement, and each amendment thereof (including amendments caused by the filing by the Company with the SEC of a report required by the Exchange Act), a copy of any Prospectus, and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the SEC, such comments as you or counsel designated by you reasonably may propose if such comments are received by the Company not more than three business days after to your receipt of such Shelf Registration Statement, Prospectus or amendment or supplement thereto.

          (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or agreement with respect to information with respect to any Holder provided or required to be included in any Shelf Registration or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any such Holder.

          (c) (1) The Company, as promptly as reasonably practicable, shall advise you, each Holder that has returned a completed and signed Notice and Questionnaire to the Company and the transfer agent for the Common Stock (the "Transfer Agent") and, if requested by you or any such Holder, confirm such advice in writing:

               (i) when a Shelf Registration Statement and any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information;

               (iii) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement would be appropriate; and

               (iv) of the commencement or termination of any Suspension Period

     (which advice in the case of clauses 3(c)(ii)-(iv) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

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          (2) The Company shall advise you, each Holder that has returned a completed and signed Notice and Questionnaire to the Company and the Transfer Agent and, if requested by you or any such Holder, confirm such advice in writing:

               (i) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

               (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and

               (iii) of the suspension of the use of the Prospectus pursuant to
          Section 2(d) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading

     (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of the Common Stock for offer or sale in any jurisdiction at the earliest possible time.

          (e) The Company shall furnish to each Holder of Common Stock included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all materials incorporated therein by reference, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Common Stock included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, except during the continuance of any Suspension Period, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Common Stock covered by the Prospectus or any amendment or supplement thereto.

          (g) Prior to any offering of Common Stock pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Common

Stock included therein in connection with the registration or qualification (or exemption from such registration or qualification) of such Common Stock for offer and sale, as the case may be, under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Common Stock covered by such Shelf Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

          (h) The Company shall, and shall use its best efforts to cause the Transfer Agent to, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Common Stock to be sold pursuant to any Shelf Registration Statement to third-party buyers of such Common Stock, free of any restrictive legends and in such denominations and registered in such buyers' names as Holders may request prior to sales of Common Stock pursuant to such Shelf Registration Statement. Prior to any such sale, the Holders shall deliver to the Transfer Agent for cancellation legended Certificates representing a number of shares of Common Stock corresponding to the number of shares of Common Stock to be sold, and shall include in such delivery a signed Request for Issuance of Unlegended Stock Certificate Upon Sale, in the form of EXHIBIT D hereto, to the Company and to the Transfer Agent.

          (i) Subject to the exceptions contained in (A) and (B) of paragraph
(g) hereof, the Company shall use its best efforts to cause the Common Stock covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Common Stock as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering under the Shelf Registration Statement of the Common Stock and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(2) above and subject to Section 3(a) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Common Stock included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and in the case of a post-effective amendment, cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in

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accordance with Section 2(d) hereof and given notice of such suspension to the Holders, it being understood that the Company's obligations under this Subsection (j) shall be automatically reinstated at the end of such Suspension Period.

          (k) The Company shall use its reasonable best efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Common Stock any designation indicating that the Common Stock are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of EXHIBIT E hereto and (ii) any other stop or restriction on DTC's system with respect to the Common Stock.

          (l) The Company shall use its best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 15 months after (i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date of each post-effective amendment to any Shelf Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K or 10KSB that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.

          (m) The Company shall cause all Common Stock issued upon conversion of the Series A Shares to be listed on each quotation system or securities exchange on which the Common Stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

          (n) If requested in writing by a Holder and at the Holder's expense, the Company shall use its best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Common Stock and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Company shall not be required to take any action under this Section 3(n) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

          (o) Each Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(1)(ii) through and including 3(c)(1)(iv) and Sections 3(c)(2)(i) through and including 3(c)(2)(iii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Common Stock and will not resume disposition of such Common Stock until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Common Stock by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be.

     4. REGISTRATION EXPENSES. The Company shall bear its and the Agent's legal and other expenses incurred in connection with the negotiation, preparation and performance of this Agreement. The Holders shall each bear such legal and other expenses as they shall incur.

     5.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Holder of Common Stock covered by any Shelf Registration Statement, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Holder of Common Stock covered by a Shelf Registration Statement, by execution and delivery of a Notice and Questionnaire, severally and not jointly agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5, notify the
indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the sale of the Series A Shares (before deducting expenses). Benefits received by the Holders shall be deemed to be equal to the value of receiving Common Stock registered under the Act. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of shares of Common Stock covered by a Shelf Registration Statement.

     6.   MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Common Stock are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Common Stock being sold rather than registered under such Shelf Registration Statement.

          (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

               (1) if to you, initially at the address set forth in the Subscription Agreements;

               (2) if to any Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
          Section 6(c), which address
          initially is, with respect to each Holder, the address of such Holder maintained by the registrar of the Common Stock, with a copy in like manner to you; and

               (3) if to the Company, initially at its address set forth in the Subscription Agreements.

         All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier with receipt confirmed.

         You, the Holders or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company by merger, consolidation or purchase of assets, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Holders, whereby such successor shall assume all of the Company's obligations under this Agreement.

               (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF DELAWARE.

               (h) SEVERABILITY. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

               (i) COMMON STOCK OR SERIES A SHARES HELD BY THE COMPANY, ETC. Whenever the consent or approval of Holders of a specified percentage of Common Stock is required hereunder, Common Stock or Series A Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                          Very truly yours,

                                          MDU COMMUNICATIONS INTERNATIONAL, INC.


                                          By   /s/ Sheldon Nelson
                                             -----------------------------
                                          Name:  Sheldon Nelson
                                          Title:  President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

HAYWOOD SECURITIES, INC.,
     As Agent for the Holders


By  /s/ Fabio Banducci
  -------------------------------
    Name:  Fabio Banducci

Title:
       -----------------